UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 12, 2013
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Laurence Levy Employment Agreement

On June 12, 2013, Rand Logistics, Inc. (the “Company”) entered into an employment agreement (the “Laurence Levy Employment Agreement”) with Laurence S. Levy, pursuant to which Mr. Levy will assume the role and title of Executive Chairman of the Company.  In accordance with the terms of the Laurence Levy Employment Agreement, Mr. Levy will (i) be paid an annual base salary in the amount of $400,000, subject to annual adjustments, (ii) receive an annual award of restricted shares of the Company’s common stock, par value, $0.0001 per share, or restricted stock units (“Restricted Share Awards”) having a value of at least $240,000, subject to annual adjustments, and (iii) be eligible to receive a bonus, which shall be determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”).  The Laurence Levy Employment Agreement entitles Mr. Levy to receive (i) employee benefits and perquisites, including retirement benefits and health and welfare benefits, (ii) paid vacation days in accordance with the Company’s policies and (iii) reimbursement of reasonable expenses incurred in the course of this employment.

In the event that Mr. Levy’s employment is terminated (i) by the Company without “Cause” (as such term is defined in the Laurence Levy Employment Agreement), (ii) by Mr. Levy for “Good Reason” (as such term is defined in the Laurence Levy Employment Agreement) or (iii) if the Company or its successor does not renew the Laurence Levy Employment Agreement under certain circumstances involving a “Change of Control” (as such term is defined in the Laurence Levy Employment Agreement), the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits (c) a severance payment equal to his average income from the Company for the three preceding calendar years and (d) a pro-rated portion of the bonus that would have been payable to him for the year in which his employment was terminated.  Additionally, the Company is required to provide a continuation of Mr. Levy’s group health coverage for a period of eighteen months.

In the event that Mr. Levy’s employment is terminated (i) by the Company for Cause or (ii) by Mr. Levy without Good Reason, the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time and (b) any accrued and vested benefits.

In the event that Mr. Levy’s employment is terminated as a result of his “Disability” (as such term is defined in the Laurence Levy Employment Agreement), the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits, (c) a payment equal to one-half of his base salary then in effect, payable six months following such termination and (d) six monthly payments equal to one-twelfth of his base salary, payable following the payment set forth in clause (c) of this paragraph.  Additionally, all of Mr. Levy’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.

In the event that Mr. Levy’s employment is terminated as a result of his death, Mr. Levy will be entitled to (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time and (b) any accrued and vested benefits.  Additionally, all of Mr. Levy’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.

During the course of his employment and for twelve months thereafter, Mr. Levy may not be employed by, or engaged in, any entity that is a “Competitor” (as such term is defined in the Laurence Levy Employment Agreement”) to the Company or its subsidiaries.  During the course of his employment and for two years thereafter, Mr. Levy may not solicit or offer employment to any employee of the Company or its subsidiaries.

Edward Levy Employment Agreement

On June 12, 2013, the Company entered into an employment agreement (the “Edward Levy Employment Agreement”) with Edward Levy, pursuant to which Mr. Levy will continue to serve as the Company’s President.  In accordance with the terms of the Edward Levy Employment Agreement, Mr. Levy will (i) be paid an annual base salary in the amount of $350,000, subject to annual adjustments, (ii) receive Restricted Share Awards having a value of at least $190,000, subject to annual adjustments, and (iii) be eligible to receive a bonus, which shall be determined by the Compensation Committee.  The Edward Levy Employment Agreement entitles Mr. Levy to receive (i) employee benefits and perquisites, including retirement benefits and health and welfare benefits, (ii) paid vacation days in accordance with the Company’s policies and (iii) reimbursement of reasonable expenses incurred in the course of this employment.

In the event that Mr. Levy’s employment is terminated (i) by the Company without “Cause” (as such term is defined in the Edward Levy Employment Agreement), (ii) by Mr. Levy for “Good Reason” (as such term is defined in the Edward Levy Employment Agreement) or (iii) if the Company or its successor does not renew the Edward Levy Employment Agreement under certain circumstances involving a “Change of Control” (as such term is defined in the Edward Levy Employment Agreement), the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits (c) a severance payment equal to his average income from the Company for the three preceding calendar years and (d) a pro-rated portion of the bonus that would have been payable to him for the year in which his employment was terminated.  Additionally, the Company is required to provide a continuation of Mr. Levy’s group health coverage for a period of eighteen months.

In the event that Mr. Levy’s employment is terminated (i) by the Company for Cause or (ii) by Mr. Levy without Good Reason, the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time and (b) any accrued and vested benefits.

In the event that Mr. Levy’s employment is terminated as a result of his “Disability” (as such term is defined in the Edward Levy Employment Agreement), the Company is required to pay to Mr. Levy (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits, (c) a payment equal to one-half of his base salary then in effect, payable six months following such termination and (d) six monthly payments equal to one-twelfth of his base salary, payable following the payment set forth in clause (c) of this paragraph.  Additionally, all of Mr. Levy’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.

In the event that Mr. Levy’s employment is terminated as a result of his death, Mr. Levy will be entitled to (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time and (b) any accrued and vested benefits.  Additionally, all of Mr. Levy’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.

During the course of his employment and for twelve months thereafter, Mr. Levy may not be employed by, or engaged in, any entity that is a “Competitor” (as such term is defined in the Edward Levy Employment Agreement”) to the Company or its subsidiaries.  During the course of his employment and for two years thereafter, Mr. Levy may not solicit or offer employment to any employee of the Company or its subsidiaries.

McHugh Employment Agreement

On June 12, 2013, the Company entered into an employment agreement (the “McHugh Employment Agreement”) with Joseph W. McHugh, Jr., pursuant to which Mr. McHugh will continue to serve as the Company’s Chief Financial Officer.  In accordance with the terms of the McHugh Employment Agreement, Mr. McHugh will (i) be paid an annual base salary in the amount of $250,000, subject to annual adjustments, (ii) receive Restricted Share Awards having a value of at least $24,500, subject to annual adjustments, and (iii) be eligible to receive a bonus, which shall be determined by the Compensation Committee.  The McHugh Employment Agreement entitles Mr. McHugh to receive (i) employee benefits and perquisites, including retirement benefits and health and welfare benefits, (ii) paid vacation days in accordance with the Company’s policies and (iii) reimbursement of reasonable expenses incurred in the course of this employment.

In the event that Mr. McHugh’s employment is terminated (i) by the Company without “Cause” (as such term is defined in the McHugh Employment Agreement), (ii) by Mr. McHugh for “Good Reason” (as such term is defined in the McHugh Employment Agreement) or (iii) if the Company or its successor does not renew the McHugh Employment Agreement under certain circumstances involving a “Change of Control” (as such term is defined in the McHugh Employment Agreement), the Company is required to pay to Mr. McHugh (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits (c) a severance payment equal to one-half of his average income from the Company for the three preceding calendar years and (d) a pro-rated portion of the bonus that would have been payable to him for the year in which his employment was terminated.  Additionally, the Company is required to provide a continuation of Mr. McHugh’s group health coverage for a period of eighteen months.

In the event that Mr. McHugh’s employment is terminated (i) by the Company for Cause or (ii) by Mr. McHugh without Good Reason, the Company is required to pay to Mr. McHugh (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time and (b) any accrued and vested benefits.

In the event that Mr. McHugh’s employment is terminated as a result of his “Disability” (as such term is defined in the McHugh Employment Agreement), the Company is required to pay to Mr. McHugh (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time, (b) any accrued and vested benefits, (c) a payment equal to one-half of his base salary then in effect, payable six months following such termination and (d) six monthly payments equal to one-twelfth of his base salary, payable following the payment set forth in clause (c) of this paragraph.  Additionally, all of Mr. McHugh’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.

In the event that Mr. McHugh’s employment is terminated as a result of his death, Mr. McHugh will be entitled to (a) any accrued but unpaid base salary, unreimbursed expenses, and unused vacation time and (b) any accrued and vested benefits.  Additionally, all of Mr. McHugh’s outstanding equity-based awards granted under a Company equity incentive plan will immediately vest.

During the course of his employment and for twelve months thereafter, Mr. McHugh may not be employed by, or engaged in, any entity that is a “Competitor” (as such term is defined in the McHugh Employment Agreement”) to the Company or its subsidiaries.  During the course of his employment and for two years thereafter, Mr. McHugh may not solicit or offer employment to any employee of the Company or its subsidiaries.

The foregoing descriptions of the Laurence Levy Employment Agreement, the Edward Levy Employment Agreement and the McHugh Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the Laurence Levy Employment Agreement, which is filed as Exhibit 10.1 hereto, the Edward Levy Employment Agreement, which is filed as Exhibit 10.2 hereto, and the McHugh Employment Agreement, which is filed as Exhibit 10.3 hereto, all of which are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

10.1	Employment Agreement, dated June 12, 2013, by and between Rand Logistics, Inc. and Laurence S. Levy.
10.2	Employment Agreement, dated June 12, 2013, by and between Rand Logistics, Inc. and Edward Levy.
10.3	Employment Agreement, dated June 12, 2013, by and between Rand Logistics, Inc. and Joseph W. McHugh, Jr.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: June 14, 2013	By:	/s/ Joseph W. McHugh, Jr.
Name: Joseph W. McHugh, Jr.
Title: Chief Financial Officer